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                                                                    EXHIBIT 10



                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Seven (Portion Relating to the Polaris II A-Class Variable Annuity) of Anchor National Life Insurance Company of our report dated November 9, 1998, relating to the consolidated financial statements of Anchor National Life Insurance Company, which appears in such Statement of Additional Information. We also consent to the incorporation by reference in such Prospectus of our report dated March 11, 1999, relating to the statement of assets acquired and liabilities assumed in the MBL Life Assurance Corporation transaction at December 31, 1998, appearing on page 8 of Anchor National Life Insurance Company's Current Report on Form 8-K/A dated March 12, 1999. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



                                           /s/ PricewaterhouseCoopers LLP



         PricewaterhouseCoopers LLP
         Los Angeles, California
         October 7, 1999